PRESS RELEASE

Contact:
Mellanox Technologies
Brian Sparks
408-970-3400
media@mellanox.com

Stapleton Communications Inc.
Deborah Stapleton
650-470-0200
deb@stapleton.com

Gelbart Kahana
Nava Ladin
+972-3-6074717
nava@gk-biz.com

Mellanox Technologies Announces Record Quarterly Revenue

Second Quarter 2010 YoY Revenue Growth of 58 Percent; YoY Net Income Growth of 205
Percent

SUNNYVALE, Calif. and YOKNEAM, ISRAEL – July 21, 2010 – Mellanox® Technologies, Ltd. (NASDAQ: MLNX; TASE: MLNX), a leading supplier of end-to-end connectivity solutions for servers and storage systems, today announced record revenue in its fiscal second quarter 2010, ended June 30, 2010.

Second Quarter Highlights

•	Revenues were $40.0 million

•	Gross margins were 74.5 percent

•	Operating income was $7.6 million or 19.1 percent of revenues

•	Net income: $5.3 million GAAP, $10.4 million non-GAAP

•	Net income per diluted share: $0.15 GAAP, $0.29 non-GAAP

•	$13.7 million in cash provided by operating activities

•	$233.9 million in total cash and investments at June 30, 2010

Financial Results
In accordance with U.S. generally accepted accounting principles (GAAP), the company reported revenue of $40.0 million, up 10.4 percent from $36.2 million in the first quarter of 2010, and up 58.0 percent from $25.3 million in the second quarter of 2009.

Gross margins in the second quarter of 2010 were 74.5 percent, compared with 75.1 percent in the first quarter of 2010 and 74.1 percent in the second quarter of 2009.

GAAP net income in the second quarter was $5.3 million, up 1.5 percent from $5.2 million in the first quarter of 2010 and up 205.0 percent from $1.7 million in the second quarter of 2009. GAAP net income per diluted share in the second quarter was $0.15, same as in the first quarter of 2010 and $0.05 per diluted share in the second quarter of 2009.

Non-GAAP net income in the second quarter was $10.4 million, or $0.29 per diluted share, same as the first quarter of 2010 results and up from $4.7 million or $0.13 per diluted share in the second quarter of 2009. Second quarter non-GAAP net income increased 124.3 percent year-over-year. The second quarter 2010 non-GAAP net income results exclude $3.4 million of share-based compensation expenses and tax expense of $1.7 million from changes in certain deferred tax assets.

Total cash and investments increased to $233.9 million at June 30, 2010. The company generated $13.7 million in cash from operating activities during the quarter.

“We are pleased to report record quarterly revenues of $40 million and year-over-year net income growth of 205 percent due to increased demand for both our InfiniBand and Ethernet product line offerings,” said Eyal Waldman, chairman, president, and CEO of Mellanox Technologies. “Our efficient interconnect solutions gained traction in multiple markets including high-performance computing, virtualized data centers, financial services and Web 2.0. As reported on the June TOP500 list, Mellanox’s industry-leading InfiniBand products connect the world’s fastest 208 supercomputers, or approximately 42 percent of the list, highlighting the performance, scalability and return-on-investment of our leading InfiniBand end-to-end connectivity products.”

Recent Mellanox Press Release Highlights

•	July 19 — Mellanox InfiniBand Enables the University of Colorado at Boulder to Broaden Research for Biotech and Earth and Life Sciences

•	June 28 — Mellanox InfiniBand Delivers World Record Message Rate Performance for High-Performance Applications

•	June 22 — Red Hat Enterprise MRG and Mellanox ConnectX-2 10GigE NICs Achieve New Performance Levels for Messaging, Realtime and Grid Applications

•	June 1 — InfiniBand Momentum on the TOP500 Continues with 37 Percent Annual Growth Driven by Mellanox Performance-Leading Interconnect Solutions

•	June 1 — Mellanox-Connected Dawning “Nebulae” Petaflop Supercomputer at SIAT to Meet China’s National Needs in Healthcare and Manufacturing

•	May 27 — Mellanox Scalable HPC Solutions with NVIDIA GPUDirect Technology Enhance GPU-Based HPC Performance and Efficiency

•	May 18 — Mellanox InfiniBand Solutions and Ethernet Adapters Selected by IBM

•	April 29 — Mellanox BridgeX BX5020 Wins ‘Best of Interop’ Award in Data Center Server and Storage Category

•	April 26 — Mellanox Ethernet Adapters Demonstrate Record Performance Using IBM WebSphere MQ Low Latency Messaging

•	April 26 — Mellanox Announces Industry’s Lowest Latency Standards-based 10 Gigabit Ethernet Adapters with Strong Ecosystem Support

Conference Calls
Mellanox will broadcast its second quarter 2010 financial results conference call today, 2:00 p.m. Pacific Time (5:00 p.m. Eastern). To listen to the call, dial 973-409-9610 approximately ten minutes prior to the start time.

Mellanox will also conduct a conference call on Sunday, July 25th at 9 a.m. Israel Time to discuss the company’s second quarter 2010 financial results in Hebrew. To listen to the call, dial +972-3-9180609 approximately 10 minutes prior to the start of the call.

The Mellanox financial results conference calls will be available via a live webcast on the investor relations section of the Mellanox website at http://ir.mellanox.com. Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software. An archived webcast replay will be available on the Mellanox web site for 12 months.

About Mellanox
Mellanox Technologies is a leading supplier of end-to-end connectivity solutions for servers and storage that optimize data center performance. Mellanox products deliver market-leading bandwidth, performance, scalability, power conservation and cost-effectiveness while converging multiple legacy network technologies into one future-proof solution. For the best in performance and scalability, Mellanox is the choice for Fortune 500 data centers and the world’s most powerful supercomputers. Founded in 1999, Mellanox Technologies is headquartered in Sunnyvale, California and Yokneam, Israel. For more information, visit Mellanox at www.mellanox.com.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expenses and the changes in certain deferred tax assets. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expenses and the changes in certain deferred tax assets because it enhances investors’ ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company’s business operations. Further, management believes certain non-cash charges such as share-based compensation and the changes in certain deferred tax assets do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the “Investors” section at our web site.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management’s beliefs and certain assumptions made by us, all of which are subject to change.

Forward-looking statements can often be identified by words such as “projects,” “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, and our ability to protect our intellectual property rights.

In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission.

More information about the risks, uncertainties and assumptions that may impact our business is set forth in our Form 10-K filed with the SEC on March 5, 2010 and in our Form 10-Q filed with the SEC on May 5, 2010, including “Risk Factors”. All forward-looking statements in this press release are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements.

Mellanox, BridgeX, ConnectX, InfiniBlast, InfiniBridge, InfiniHost, InfiniRISC, InfiniScale, InfiniPCI, PhyX and Virtual Protocol Interconnect are registered trademarks of Mellanox Technologies, Ltd. CORE-Direct, and FabricIT are trademarks of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

MELLANOX TECHNOLOGIES, LTD.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

Total revenues	$39,958	$25,286	$76,168	$47,844
Cost of revenues	(10,189)	(6,552)	(19,212)	(11,904)

Gross profit	29,769	18,734	56,956	35,940
Operating expenses:
Research and development	13,995	10,120	26,272	18,742
Sales and marketing	5,409	4,036	10,422	7,738
General and administrative	2,749	1,965	5,385	4,167

Total operating expenses	22,153	16,121	42,079	30,647
Income from operations	7,616	2,613	14,877	5,293
Other income, net	49	197	162	738

Income before taxes	7,665	2,810	15,039	6,031
Provision for taxes on income	(2,349)	(1,066)	(4,485)	(2,171)

Net income	$5,316	$1,744	$10,554	$3,860

Net income per share — basic	$0.16	$0.05	$0.32	$0.12

Net income per share — diluted	$0.15	$0.05	$0.30	$0.12

Shares used in computing income per share:
Basic	33,557	31,967	33,260	31,895
Diluted	35,580	33,154	35,220	32,986

Mellanox Technologies, Ltd.
Reconciliation of GAAP to Non-GAAP Operating Results
(in thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009

GAAP NET INCOME	$5,316	$1,744	$10,554	$3,860
Adjustments:
Share-based compensation expense	3,422	2,229	6,810	4,553
Deferred taxes on NOL in Israel	1,701	680	3,468	1,463

NON-GAAP NET INCOME	$10,439	$4,653	$20,832	$9,876

GAAP SHARES – BASIC	33,557	31,967	33,260	31,895
Adjustments:
Impact from weighted outstanding shares*	179	54	476	126

NON-GAAP SHARE – BASIC	33,736	32,021	33,736	32,021

GAAP SHARES – DILUTED	35,580	33,154	35,220	32,986
Adjustments:
Impact from weighted outstanding shares*	179	54	476	126
Effect of dilutive securities under GAAP**	(2,023)	(1,187)	(1,960)	(1,091)
Total options vested and exercisable	2,734	2,780	2,734	2,780

NON-GAAP SHARES – DILUTED	36,470	34,801	36,470	34,801

GAAP NET INCOME PER SHARE- DILUTED	$0.15	$0.05	$0.30	$0.12
Adjustments:
Share-based compensation expense	0.09	0.06	0.19	0.14
Deferred taxes on NOL in Israel	0.05	0.02	0.10	0.04
Impact from weighted outstanding shares*	(0.00)	(0.00)	(0.01)	(0.00)
Effect of dilutive securities under GAAP**	0.02	0.01	0.03	0.01
Total options vested and exercisable	(0.02)	(0.01)	(0.04)	(0.03)

NON-GAAP INCOME PER SHARE- DILUTED	$0.29	$0.13	$0.57	$0.28

* Under GAAP, shares used in computing income per share attributable to ordinary shareholders are adjusted for the amount of time they are outstanding during the period. Shares issued during the period were adjusted for the amount of time they were outstanding during the period as part of the GAAP SHARES – BASIC calculation. The GAAP SHARES – BASIC have been adjusted to a non-GAAP measure as if those ordinary shares were outstanding during the entire period to provide a comparable share number in future quarters.

** This adjustment adds back the GAAP effect of additional ordinary shares that would have been outstanding if the dilutive potential common shares from stock options had been issued under the Treasury method.

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$78,947	$43,640
Short-term investments	151,800	166,357
Restricted cash	3,105	3,160
Accounts receivable, net	21,158	20,418
Inventories	11,633	9,328
Deferred taxes	5,137	8,605
Prepaid expenses and other	3,485	3,825

Total current assets	275,265	255,333
Property and equipment, net	13,851	9,734
Severance assets	4,827	4,629
Intangible assets, net	375	428
Deferred taxes	812	812
Other long-term assets	4,229	4,450

Total assets	$299,359	$275,386

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	10,060	$8,775
Other accrued liabilities	14,184	14,804
Capital lease obligations, current	337	528

Total current liabilities	24,581	24,107
Accrued severance	6,245	5,778
Capital lease obligations	316	474
Other long-term obligations	2,616	2,144

Total liabilities	33,758	32,503
Shareholders’ equity
Ordinary shares	139	135
Additional paid-in capital	253,723	240,807
Accumulated other comprehensive income (loss)	(389)	367
Retained earnings	12,128	1,574

Total shareholders’ equity	265,601	242,883

Total liabilities and shareholders’ equity	$299,359	$275,386

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Six Months Ended June 30,
	2010	2009
Cash flows from operating activities:
Net income	$10,554	$3,860
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,457	2,163
Deferred income taxes	3,468	1,463
Share-based compensation expense	6,810	4,553
Gain on sale of investments	(337)	(369)
Excess tax benefit from share-based compensation	(690)	—
Impairment of investments	250	—
Changes in assets and liabilities:
Accounts receivable, net	(740)	3,865
Inventory	(2,867)	335
Prepaid expenses and other assets	1,015	419
Accounts payable	1,285	(780)
Accrued liabilities and other payables	573	(4,227)

Net cash provided by operating activities	21,778	11,282

Cash flows from investing activities:
Purchase of severance-related insurance policies	(390)	(478)
Purchases of short-term investments	(104,024)	(107,387)
Proceeds from sale of short-term investments	96,742	62,901
Proceeds from maturities of short-term investments	22,096	8,080
Increase in restricted cash deposit	—	(884)
Purchase of property and equipment	(6,521)	(1,217)
Purchase of equity investment in a private company	(135)	—

Net cash provided by (used in) investing activities	7,768	(38,985)

Cash flows from financing activities:
Principal payments on capital lease obligations	(349)	(385)
Proceeds from issuance of ordinary shares to employees	5,420	1,064
Excess tax benefit from share-based compensation	690	—

Net cash provided by financing activities	5,761	679

Net increase (decrease) in cash and cash equivalents	35,307	(27,024)
Cash and cash equivalents at beginning of period	43,640	110,153

Cash and cash equivalents at end of period	$78,947	$83,129